UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2018 (October 18, 2018)

LUMINEX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-30109	74-2747608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 TECHNOLOGY BLVD., AUSTIN, TEXAS	78727
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (512) 219-8020

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01. Entry into a Material Definitive Agreement.
On October 18, 2018, Luminex Corporation, a Delaware corporation (the “Company”), through its newly formed wholly-owned acquisition subsidiary, Iris Biotech Corp. (“Acquisition Sub”), entered into a Share and Asset Purchase Agreement (the “SAPA”) whereby Acquisition Sub will acquire 100% of the equity of Amnis Corporation, a Washington Corporation (“Amnis”), a wholly owned subsidiary of EMD Millipore Corporation, a Massachusetts corporation (itself an affiliate of Merck KgaA), and certain other assets owned by other affiliates of Merck KgaA (“MilliporeSigma”) for consideration consisting of approximately $69.9 million in cash under the SAPA at Closing and approximately $5.1 million in obligations to make certain other inventory purchases under ancillary agreements for a period of up to twelve months following closing (both of which are subject to a purchase price reconciliation shortly after closing) for total consideration of approximately $75 million.
The assets to be acquired under the SAPA consist of MilliporeSigma’s imaging flow cytometry products for cell-based analysis and other products based on microcapillary technologies. The transactions under the SAPA are expected to close at the end of 2018, with certain inventory purchases under ancillary agreements occurring in 2019 as set forth above.
The foregoing description of the SAPA is not complete and is qualified in its entirety by reference to the SAPA, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The SAPA and the foregoing description of the SAPA have been included to provide investors and stockholders with information regarding the terms of the SAPA. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the SAPA were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the SAPA and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors and stockholders are not third-party beneficiaries under the SAPA. Accordingly, investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the SAPA, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 7.01. Regulation FD Disclosure.

On October 18, 2018, the Company issued a press release announcing the execution of the SAPA described above. A copy of the press release is furnished as Exhibit 99.1 hereto.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Report on Form 8-K and the press release furnished as an exhibit hereto, including statements regarding the proposed transaction between Luminex and EMD Millipore, business prospects, plans, objectives, expectations, and intentions of the combined business, and the expected size, scope and growth of the combined company’s operations and the markets in which it will operate, as well as the expected timing and benefits of the transaction, may contain words such as “expects,” “may,” “potential,” “upside,” “approximately,” “project,” “would,” “could,” “should,” “will,” “anticipates,” “believes,” “intends,” “estimates,” “targets,” “plans,” “envisions,” “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on Luminex’s current expectations, estimates, forecasts, and projections about the proposed transaction and the operating environment, economies and markets in which Luminex and EMD Millipore operate, are subject to important risks and uncertainties that are difficult to predict, and the actual outcome may be materially different. These statements reflect beliefs and assumptions that are based on Luminex’s perception of historical trends, current conditions, and expected future developments as well as other factors management believes are appropriate in the circumstances. In making these statements, Luminex has made assumptions with respect to our ability to: integrate the acquired assets, predict and adapt to changing customer requirements, preferences and spending patterns, protect its intellectual property, future capital expenditures (including the amount and nature thereof), trends and developments in the clinical diagnostic and life science industries, business strategy and outlook, expansion and growth of business and operations, credit risks, anticipated acquisitions, future results for Luminex being similar to historical results, expectations related to future general economic and market conditions, and other matters. Luminex’s beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. Luminex’s beliefs and assumptions may prove to be inaccurate and consequently Luminex’s actual results could differ materially from the expectations set out herein.

Actual results or events could differ materially from those contemplated in the forward-looking statements as a result of the following:

(i)
risks and uncertainties relating to the transaction, including (a) the risk that the acquired businesses and assets will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, which could result in additional demands on Luminex’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns, (b) the possibility that certain assumptions with respect to the flow-cytometry business of EMD Millipore or the transaction could prove to be inaccurate, (c) failure or delay in respect of the satisfaction of the closing conditions to the transaction, (d) the potential failure to retain key employees of Luminex or EMD Millipore as a result of the proposed transaction or during integration of the businesses and (e) disruptions resulting from the proposed transaction, making it more difficult to maintain business relationships;

(ii)
risks and uncertainties relating to Luminex, including (a) the future performance, financial and otherwise, of Luminex, (b) the ability of Luminex to bring new products to market and to increase sales, (c) the strength of Luminex’s product development pipeline, (d) Luminex’s growth and profitability prospects, (e) the estimated size and growth prospects of the clinical diagnostic and life science industries, (f) Luminex’s competitive position in the clinical diagnostic and life science industries and its ability to take advantage of future opportunities in this market, (g) the benefits of Luminex’s products to be realized by customers, and (h) the demand for Luminex’s products and the extent of deployment of Luminex’s products in the clinical diagnostic and life science industries; and

(iii)
risks and uncertainties relating to future events, conditions or circumstances, or other general risks, including (a) integration of other acquisitions and related restructuring efforts, including the quantum of any restructuring charges and the timing thereof, (b) the possibility that Luminex may be unable to meet its future reporting requirements under the U.S. Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, (c) the risks associated with bringing new products to market, (d) fluctuations in currency exchange rates, (e) delays in the purchasing decisions of Luminex’s customers, (f) the competition Luminex faces in its industry and/or marketplace, (g) the possibility of technical, logistical or planning issues in connection with the deployment of Luminex’s products or services, (h) the continuous commitment of Luminex’s customers, (i) demand for Luminex’s products, and (j) the additional risks discussed under the heading “Risk Factors” in Luminex’s Reports on Forms 10-K and 10-Q, as filed with the Securities and Exchange Commission. The forward-looking statements contained herein represent the judgment of Luminex as of the date of this Current Report, and unless otherwise required by applicable securities laws, Luminex expressly disclaims any intent, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in Luminex’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Share and Asset Purchase Agreement made as of October 18, 2018 by and between EMD Millipore Corporation, a Massachusetts corporation and IRIS Biotech Corp., a Delaware corporation.
99.1	Joint Press Release dated October 18, 2018 relating to Luminex Corporation’s and EMD Millipore Corporation’s entry into a material definitive agreement.

*
Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any exhibits or schedule so furnished. A list identifying the contents of all omitted exhibits and schedules can be found in Exhibit 2.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2018	LUMINEX CORPORATION

	By:	/s/ Harriss T. Currie
	Name:	Harriss T. Currie
	Title:	Chief Financial Officer, Senior Vice President of Finance